Leverage Shares 2X Long AAL Daily ETF
Schedule of Investments
July 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 11.0%		Value
Money Market Funds - 11.0%	Shares
First American Treasury Obligations Fund - Class X, 4.22%(a)	63,498	$63,498
TOTAL SHORT-TERM INVESTMENTS (Cost $63,498)		63,498

TOTAL INVESTMENTS - 11.0% (Cost $63,498)		63,498
Other Assets in Excess of Liabilities - 89.0%		513,028
TOTAL NET ASSETS - 100.0%		$576,526
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Leverage Shares 2X Long AAL Daily ETF
Schedule of Total Return Swap Contracts
July 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
American Airlines Group, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 2.50%	Termination	08/10/2026	$364,233	$(24,255)
American Airlines Group, Inc.	Clear Street LLC	Receive	OBFR + 1.25%	Termination	08/11/2026	587,955	(25,879)
American Airlines Group, Inc.	Marex Capital Markets Inc.	Receive	OBFR + 3.00%	Termination	08/11/2026	200,501	436
Net Unrealized Appreciation (Depreciation)							$(49,698)

There are no upfront payments or receipts associated with total return swaps in the Fund as of July 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Leverage Shares 2X Long AAL Daily ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	63,498	–	–	63,498
Total Investments	63,498	–	–	63,498

Other Financial Instruments:
Total Return Swaps*	–	436	–	436
Total Other Financial Instruments	–	436	–	436

Liabilities:
Other Financial Instruments:
Total Return Swaps*	–	(50,134)	–	(50,134)
Total Other Financial Instruments	–	(50,134)	–	(50,134)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of July 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.